SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2004

PACIFICARE HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-21949 (Commission File Number)	95-4591529 (IRS Employer Identification Number)

5995 Plaza Drive, Cypress, California 90630-5028
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (714) 952-1121

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by the Company on February 12, 2004.

Item 9. Regulation FD Disclosure.

     The information included in Item 12 of this Form 8-K, including the press release attached as Exhibit 99.1, is incorporated by reference into this Item 9 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

Item 12. Results of Operations and Financial Condition.

     On February 12, 2004, PacifiCare Health Systems, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and year ended December 31, 2003 and provided forward-looking earnings and operational guidance for 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference into this Item 12. The information included in this Item 12, including the press release attached as Exhibit 99.1, is “furnished” and not “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACIFICARE HEALTH SYSTEMS, INC.

Dated: February 12, 2004	By:	/s/ Peter A. Reynolds Peter A. Reynolds Senior Vice President and Corporate Controller (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by the Company on February 12, 2004.